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                                                                    EXHIBIT 21.1


                         PAXAR CORPORATION SUBSIDIARIES

          COMPANY                                                  JURISDICTION OF ORGANIZATION
          -------                                                  ----------------------------
          Paxar International, Inc.........................                U. S. Virgin Islands
          Paxar Capital Corporation........................                            New York
          Paxar Europe Ltd.................................                      United Kingdom
          Paxar Iberia S.A.................................                               Spain
          Paxa Italia S.r.l................................                               Italy
          Paxar Deutschland, GmbH..........................                             Germany
          Paxar Far East Ltd...............................                           Hong Kong
          Paxar de Colombia................................                            Colombia
          Collitex S.r.l...................................                               Italy
          Orvac S.r.l......................................                               Italy
          Paxar BV.........................................                         Netherlands
          Monarch Marking Systems, Inc.....................                            Delaware
          Paxar International Holdings, Inc................                            Delaware
          Paxar Canada Inc.................................                              Canada
          Paxar Australia Pty. Limited.....................                           Australia
          Paxar de Mexico S.A. de C.V......................                              Mexico
          Bornemann & Bick GmbH & Co. K.G. ................                             Germany
          Bonny Nice Industries Ltd........................                           Hong Kong


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